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                                     EXHIBIT 4.4

                           FORM OF COMMON STOCK CERTIFICATE

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                                     [FRONT SIDE]



                                     ONTRO, INC.
                             NATURAL THERMIC TECHNOLOGIES
                Incorporated Under the Laws of the State of California
                   See Reverse for Statements Relating to Rights,
                  Preferences, Privileges and Restrictions, If Any

No. OI                                                                   Shares
      ----------------                                     --------------

    THIS CERTIFIES THAT ____________________________________ is the record holder of ______________________________ fully paid and non-assessable shares of common stock, without par value, of ONTRO, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                            ONTRO, INC.
       ------------------------

                                  By:
                                      ------------------------------------------
                                       James A. Scudder, President



                                  By:
                                      ------------------------------------------
                                       James L. Berntsen, Secretary

Countersigned and registered:
ChaseMellon Shareholder Services, L.L.C.
   Transfer Agent and Registrar


By:
   -------------------------------
    Authorized Signature


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                                     [BACK SIDE]


    The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   -    as tenants in common               UNIF GIFT MIN ACT - _____________ Custodian _____________
    TEN ENT   -    as tenants by the entireties                               (Cust)                 (Minor)
    JT TEN    -    as joint tenants with right of                         under Uniform Gifts to Minors
                   survivorship and not as tenants                        Act _______________________________
                        in common                                                           (State)
                                                      UNIF TRF MIN ACT - _____________ Custodian (until age ______)
                                                                            (Cust)
                                                                          _______________under Uniform Transfers
                                                                          to Minors Act _______________________
                                                                                                 (State)


       Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

    Please insert social security or other       Please print or typewrite name
    identifying number of assignee               and address, including zip
                                                 code of assignee

-------------------------------------------      ------------------------------
                                                 ------------------------------
                                                 ------------------------------

________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

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                                [BACK SIDE CONTINUED]



DATED:
       ----------------------------    ----------------------------------------


                                       ----------------------------------------
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed



By:
   ------------------------------------

    The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.